Deja Hue
Deja Hue
GROUPON

Deja Hue
Owner, Kathryn Jackson
Groupon Merchant Since 2016

Q3 2019
NOVEMBER 4, 2019

DEAR FELLOW STOCKHOLDERS,

As I enter my fifth year as CEO, I remain amazed at the unique position Groupon occupies.

Some things have not changed since Groupon launched 11 years ago. Local commerce remains a vast opportunity with one of the largest addressable markets anywhere. Local merchants still need simple, effective tools to profitably promote their businesses. Customers retain their appetite for surprise, delight and value.

Some things are vastly different. Customers are increasingly sophisticated and demand you meet them wherever they are with your best offer, rather than combing the internet for a great deal. Merchants have more choices than ever for how to spend their marketing dollars. And, while no one company dominates Local, the space is noisier than ever, requiring true differentiation to cut through the clutter.

> **"Of the thousands of companies that have attempted to crack the Local code in our market, I believe Groupon remains best positioned ... [to] take advantage of the emerging opportunities in Local."**

Of the thousands of companies that have attempted to crack the Local code in our market, I believe Groupon remains best positioned with our huge customer and merchant scale, our deep knowledge of what it takes to succeed as a small business, a motivated and committed team and an evolving brand and product to help us take advantage of the emerging opportunities in Local.

With more than 45 million customers and hundreds of thousands of merchants, we believe our growing inventory of experiences and products that connects our customers to the world around them will allow us to earn a meaningful share of our addressable market, which we estimate to be north of a trillion dollars. Even as a market leader with $5 billion in billings in 2018, that market remains largely untapped with a significant opportunity for growth.

In addition, we believe that our ability to capitalize on our competitive position will allow us to continue to create sustainable long-term stockholder value. For example, during the third quarter, we delivered solid Adjusted EBITDA and free cash flow, while also executing on our key priorities.

2 Q3 2019 LETTER TO STOCKHOLDERS At the same time, we failed to meet our gross profit expectations, and our International business continued to struggle with uncertainty over Brexit, a generally cautious consumer in Europe and the resulting competitive landscape in Goods. Traffic continues to be a headwind -- one we’re combatting with product enhancements and a focus on purchase frequency. Our product and engineering teams are delivering enhancements at a pace beyond any I’ve seen during my time at Groupon -- with an ambitious future roadmap -- but we are not yet moving fast enough to offset our traffic challenge. While we continue to believe we have significant opportunity to grow our active customer base over the long term, customer count declines in the quarter reflect our traffic headwind and our focus on increasing customer quality. That said, increasing purchase frequency and total unit volume are more important to us at this point than our customer counts, as they unlock the leverage in our model and an ability to profitably invest in growth as our marketplace evolves. With a reinvigorated effort to update and reposition the Groupon brand, coupled with more advanced customer segmentation and analytics, we believe we will be better able to attract and retain the best customers, improve our overall brand health and align with our evolving marketplace. While this is a challenging time, we believe that our four strategic priorities for 2019 -- improving the customer experience, developing our open platform, investing in International and continuing our operational rigor -- are the right areas of focus, ones that will help us deliver on the promise of our scaled two-sided marketplace. In the third quarter, we made progress in all areas, strengthening our foundation for long-term profitable growth. We believe that our four strategic priorities for Improving the Customer Experience 2019... are the right areas of focus, ones that will help Our customer experience efforts are focused on modernizing our marketplace through things us deliver on the promise like intelligent design, voucherless technologies like booking and card-linked redemption and of our scaled two-sided partnerships to make customers’ lives simpler, improve customer selection and improve an marketplace. experience that -- frankly -- was founded with friction as a feature, rather than a bug. Our newly launched mobile web experience is a window to our future direction, one which moves us toward marketplace standards that consumers expect: a broad mix of discounts, more personalization and proven e-commerce features like guest checkout and a universal shopping cart that makes it easier to buy. We know that removing friction from the marketplace encourages conversion, and we believe this will ultimately drive purchase frequency. We will continue to iterate in mobile web given how much faster we can move there, and expect us to quickly roll out proven winning experiences and features to our desktop and app. Booking has been a particular high note throughout 2019 -- 65 percent of all Food & Drink deals in our International business are bookable through Groupon. Even more exciting is the consumer and merchant response to these tools: merchant feedback has been excellent, and consumers who buy a bookable deal go on to purchase more frequently. Expect us to accelerate our multi-pronged rollout of booking options in the coming quarters, including the third quarter introduction of our proprietary booking software in North America. Finally, I want to provide an update on Groupon Select -- our new membership program in North America that we announced last quarter. Groupon has always had membership-like behavior among our customers, and Select seeks to monetize that behavior so that Select customers get the very best deal on Groupon -- and in many cases -- anywhere.

3 Q3 2019 LETTER TO STOCKHOLDERS It’s still very early, but we’re pleased with the results to date. We now have more than 260,000 paying Select members, up by over 100,000 in the quarter and nearly 200,000 since the beginning of the year. Membership gains are encouraging, and we love how Select members [Groupon Select] continue to behave. Currently, we’re seeing a 60 percent increase in purchase frequency and a membership gains 20 percent jump in average order value. Though encouraging, we are still analyzing these early are encouraging, and results -- our first small cohorts are barely through their first year with the program -- and we we love how Select still have work to do to fully build out the infrastructure necessary for Select to run at scale. members continue to behave. Open Platform Our open platform work centers on creating what we believe is the largest catalog of buyable local service and experience offers in our markets, and making that catalog available for sale both on and off our site and apps. With hundreds of thousands of businesses, this local catalog has grown nearly 40 percent over the past three years. Much of our open platform energy to date has been focused on bringing offers to Groupon. For visitors to Groupon, this means more selection that’s easier to buy from a trusted brand. Along these lines, we finalized partnerships with MINDBODY, DerbySoft and Great Value Vacations that, once scaled, will not only add more compelling sources of bookable inventory, but also remove friction because our customers won’t have to leave Groupon to buy. Moving forward, we see opportunity in accelerating the distribution of our offer catalog to other platforms. As a solid first step, we have partnerships with rewards platforms like Augeo, Prodege and Gas Buddy where the work to launch is underway. In addition, we see relevant fits with a number of other market segments, including banks and credit card issuers. We expect to launch our first card issuer program before the end of the year. Investing in International Our International business has struggled over recent quarters with macroeconomic issues far larger than Groupon. Nonetheless, our thesis for International is unchanged, and we see our International business as a prime candidate for long-term investment and growth. It has twice the addressable population, half the customer penetration, high mobile commerce adoption and a love of marketplaces. We have also seen consistent growth in our core Local unit sales in spite of recent challenges in Goods. Though we’re experiencing some turbulence in Europe, we continue to believe our International macro challenges are transitory. September was the worst month for U.K. retail in 25 years. We do not expect that to be a permanent condition. In addition, we see strong performance outside of Europe, with growth in line with our teams’ focus on the fundamentals. Operational Rigor Over the past four years we have woven operational rigor, continuous improvement and cost discipline into the fabric of our culture. We have a strong track record of delivering results in this area -- we reduced SG&A by over $250 million over the past four years. The goal here, however, isn’t to blindly reduce cost, it’s to improve our speed, efficiency and customer experience. The more meaningful point for Groupon is that we’ve been able to reduce our costs so dramatically while launching experience enhancements like trade-in, 24/7 chat and streamlined refund policies that make it easier and more satisfying to shop with Groupon. In looking at our history of managing cost and effectively deploying our capital, I am confident that we can continue streamlining our operations and taking advantage of global centers of

4 Q3 2019 LETTER TO STOCKHOLDERS excellence to help us operate more efficiently while still providing round-the-clock service to our customers and merchants. Moving Forward We are making consistent progress. I understand, however, that the improvements we are making are not always easy to see in our quarterly results and as such may not be as immediately meaningful to stockholders as they are to the teams driving them forward every day. Nevertheless, every day we see that these initiatives help us offset what amounts to over $100 million of annual traffic headwinds. We know we can continue to help everyone understand and see We know we can our progress for what it is: an intentional series of changes, creating a long-term path to brand continue to help transformation and profitable growth. everyone understand and see our progress As always, the Groupon team continues to rise to both challenges and opportunities and, with for what it is: an the holiday season and our historically biggest quarter ahead of us, I’m excited about what we’ll intentional series of accomplish. Thank you for being a part of this journey. changes, creating a long-term path to brand transformation and profitable growth. Rich Williams CEO

Ziba5 Q3 Lennox 2019 andLETTER Marisol TO STOCKHOLDERS Sarabia Owners, Mazi Dance Studio Groupon Merchant Since 2011 APPENDIX Webcast Conference Call Details Tuesday, November 5, 2019 10:00 a.m. EST Groupon will hold a conference call to discuss its third quarter 2019 financial results on Tuesday, November 5, 2019, at 10:00 a.m. EST. The webcast can be accessed live at investor.groupon.com. A replay of the webcast will be available through the same link following the conference call, along with the earnings press release, financial tables and slides. Non-GAAP Financial Measures and Operating Metrics This letter contains references to non-GA AP financial measures Adjusted EBITDA and free cash flow. These non-GA AP financial measures, which are presented on a continuing operations basis, are intended to aid investors in better understanding our current financial performance and prospects for the future as seen through the eyes of management. We believe that these non-GAAP financial measures facilitate comparisons with our historical results and with the results of peer companies who present similar measures (although other companies may define their non-GAAP measures differently than us, even when similar term are used to identify such measures). However, these non-GAAP financial measures are not intended to be a substitute for those reported in accordance with U.S. GAAP. For additional information regarding these non-GAAP financial measures, reconciliation of these measures to the most applicable financial measures under U.S. GAAP, see “Non-GAAP Reconciliation Schedules” and “Supplemental Financial and Operating Metrics” included in the tables accompanying the earnings press release announcing our financial results for the quarter ended September 30, 2019, posted to our Investor Relations website, investor.groupon.com. Note on Forward-Looking Statements The statements contained in this letter that refer to plans and expectations for the next quarter, the full year or the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to volatility in our operating results; execution of our business and marketing strategies; retaining existing customers and adding new customers; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments and any potential adverse impact from the United Kingdom’s likely exit from the European Union; retaining and adding high quality merchants; our voucherless offerings; cybersecurity breaches; reliance on cloud-based computing platforms; competing successfully in our industry; changes to merchant payment terms; providing a strong mobile experience for our customers; maintaining and improving our information technology infrastructure; delivery and routing of our emails; claims related to product and service offerings; managing inventory and order fulfillment risks; litigation; managing refund risks; retaining and attracting members of our executive team; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR and regulation of the Internet and e-commerce; classification of our independent contractors or employees; tax liabilities; tax legislation; protecting our intellectual property; maintaining a strong brand; customer and merchant fraud; payment-related risks; our ability to raise capital if necessary and our outstanding indebtedness; global economic uncertainty; our common stock, including volatility in our stock price; our convertible senior notes; our ability to realize the anticipated benefits from the hedge and warrant transactions; and those risks and other factors discussed in Part I, Item 1A, Risk Factors of our Annual Report on Form 10-K for the year ended March 31, 2019, our subsequent Quaterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (“SEC”). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this letter to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. As used herein, “Groupon,” the “Company,” “we,” “our,” “us” and similar terms include Groupon, Inc. and its subsidiaries, unless the context indicates otherwise. About Groupon Groupon (NASDAQ: GRPN) is building the daily habit in local commerce, offering a vast mobile and online marketplace where people discover and save on amazing things to do, eat, see and buy. By enabling real-time commerce across local businesses, travel destinations, consumer products and live events, shoppers can find the best a city has to offer. Groupon is redefining how small businesses attract and retain customers by providing them with customizable and scalable marketing tools and services to profitably grow their businesses. To download Groupon’s top-rated mobile apps, visit www.groupon.com/mobile. To search for great deals or subscribe to Groupon emails, visit www.groupon.com. To learn more about the company’s merchant solutions and how to work with Groupon, visit www.groupon.com/merchant.